SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material under §240.14a-12
Marketocracy Funds
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total Fee Paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

The Masters 100SM Fund

P.O. Box 23791 San Jose, California, 95153

(888)-884-8482

Dear Shareholder:

We are writing to let you know that a special meeting of shareholders of The Masters 100SM Fund (the “Fund”) will be held on Wednesday, January 13, 2016.  The purpose of the meeting is to provide you with the opportunity to vote on the election of two Trustees to the Board of Trustees of the Fund.  This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s).  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be.  The proposal has been carefully reviewed by the Board of Trustees.  The Trustees, a majority of whom are not affiliated with the Fund’s investment adviser, Marketocracy Capital Management LLC (“Marketocracy”), are responsible for protecting your interests as a shareholder.  The Trustees recommend that you vote FOR the proposal.

The questions and answers on the next two pages are provided to assist you in understanding the proposal.  The proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy.  Everything you need is enclosed.  To cast your vote, simply complete the proxy card(s) enclosed in this package.  Be sure to sign each card before mailing it in the postage-paid envelope.  You may also vote your shares by touch-tone telephone or through the internet.  Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you should have any questions regarding the proposal, or to quickly vote your shares, please call Okapi Partners, our proxy solicitor, toll-free at (877) 259-6290.  Thank you for your participation in this important initiative.

Sincerely,

/s/ Kendrick W. Kam
Kendrick W. Kam, President Marketocracy Funds

2

Important information
to help you understand and vote on the proposal

Please read the full text of the proxy statement.  Below is a brief overview of the proposal to be voted upon.  Your vote is important.  We appreciate that you have placed your trust in us and look forward to helping you achieve your financial goals.

What am I being asked to vote on?

The Board of Trustees of Marketocracy Funds (the “Trust”), with the support of its investment adviser, Marketocracy Capital Management LLC (“Marketocracy”), has nominated and recommends that shareholders elect Patricia A. Einarson, MD, a new Trustee, to the Board.  In connection with this decision, the Board also has nominated and recommends that shareholders elect Judi Lum, an existing Trustee who was appointed by the other Trustees on November 15, 2013, to fill a vacancy and has not previously been elected by the shareholders.

What role does the Board play generally?

The Trustees serve as representatives of the shareholders of the Trust’s investment portfolio, The Masters 100SM Fund (the “Fund”).  Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders.  The Trustees meet throughout the year to review the Fund’s performance, oversee the Fund’s operations, consider policy changes, and review contractual arrangements with companies that provide services to the Fund.

What is the affiliation between the Board and Marketocracy?

The Board of Trustees currently is composed of two “Independent Trustees” (who are not affiliated with Marketocracy, its principals or other service providers to the Trust in a way that would render them “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (the “Investment Company Act”)) and one “Interested Trustee” who is an employee and officer of Marketocracy.  Following the elections and retirement of Trustees described in the Proxy Statement, the Trust would continue to have two Independent Trustees and one Interested Trustee serving on the Board.

Would the Trustees that currently oversee my Fund change?

Yes, Thomas M. Shannon, an Independent Trustee, will retire from the Board once the shareholders of the Trust elect a new Independent Trustee.  As described in the proxy statement, the Board of Trustees has nominated Patricia Einarson to serve as a Trustee, subject to election by shareholders.  No other Trustees would change.

Why am I being asked to elect two Trustees?

We are nominating two Trustees for election pursuant to the requirements of the Investment Company Act, which requires that no Trustee be appointed to the Board of Trustees by the Trustees unless at least two-thirds of the Trustees of the Trust have been elected by the shareholders of the Trust.  The Trustees are not currently in a position to appoint Dr. Einarson to the Board; only 33⅓% of the Trustees would have been elected by the shareholders upon Mr. Shannon’s retirement if Dr. Einarson were appointed by the Trustees without a shareholder election.  The Trustees believe it appropriate to nominate Ms. Lum for election by shareholders as well, given the need to solicit shareholders to elect Dr. Einarson.

Q&A	1

What are the qualifications of Dr. Einarson and Ms. Lum?

Dr. Einarson is a physician and experienced Hospital Board member.  Prior to her medical career, Dr. Einarson was a management consultant with Bain and Company for a short time, before joining Tandem Computers (since acquired by Hewlett Packard) as their Corporate Partnerships and Acquisitions Manager.  Dr. Einarson earned both her MD and MBA at Stanford University.

Ms. Lum has served as an Independent Trustee of the Trust since November 2013.  Ms. Lum has worked as a Management Consultant with E2 Consulting since 1998.  From 2010 until 2011, Ms. Lum served as Associate Director of Administration at Stanford University, and from 2012 to 2013, served as an Encore Fellow at Avenidas for new business initiatives.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board.  You can find the compensation table, which details fees that have been paid to the Independent Trustees, in the proxy statement.  The Interested Trustee is not compensated by the Trust for his service.

Has the Fund’s Board of Trustees approved the proposal?

The Board of Trustees has nominated Dr. Einarson and Ms. Lum to serve as Trustees, subject to election by shareholders, and recommends that shareholders elect both nominees.

Who is Okapi Partners?

Okapi Partners is a third party proxy vendor that the Trust has retained to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached – which currently is 33⅓% of the shares entitled to vote in person or by proxy at the shareholder meeting.  If a quorum is not attained, the meeting must adjourn to a future date. Marketocracy and Trustees, officers and representatives may attempt to reach shareholders through one or more mailings to remind them to cast their votes.  As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?

The expenses in connection with preparing the proxy statement and its enclosures and all solicitations will be paid by the Trust’s administrator, Marketocracy, in accordance with the Trust’s Administration Agreement and not by the Trust.

How many votes am I entitled to cast?

On each proposal you are entitled to one vote for each whole share of the Fund you hold as of the close of business on the record date, and a proportionate fractional vote for each fractional share you hold on that date.  The record date is November 20, 2015.

How do I vote my shares?

You can vote your shares in any one of the following ways:

▪	complete and sign the enclosed proxy card(s) and mail it in the enclosed postage-paid envelope;

Q&A	2

▪	vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and follow the recorded instructions;
▪	vote through the internet by visiting the website indicated on your proxy card and follow the on-line instructions; or
▪	vote in person by attending the shareholder meeting on January 13, 2016.

If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Okapi Partners toll-free at (877) 259-6290.

If I vote by mail, how do I sign the proxy card?

Individual Accounts:  Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:  Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:  The person signing must indicate his or her capacity.  For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

MARKETOCRACY FUNDS
P.O. Box 23791 San Jose, California, 95153

Q&A	3

The Masters 100SM Fund

P.O. Box 23791 San Jose, California, 95153

(888)-884-8482

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Meeting”) of Marketocracy Funds (the “Trust”) will be held at U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California 91741 on Wednesday, January 13, 2016, at 10:00 a.m. Pacific Time.

The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof.

Proposal Description:

To elect two Trustees to the Board of Trustees of the Trust.

The Board of Trustees has fixed the close of business on Friday, November 20, 2015 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

By order of the Board of Trustees,

/s/ Kendrick W. Kam
Kendrick W. Kam, President
Marketocracy Funds

December 9, 2015

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person.  Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may assist you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts: Show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
		Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee

C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card.

3.	Enter the number found on the front of your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

The Masters 100SM Fund

P.O. Box 23791 San Jose, California, 95153

(888)-884-8482

TO BE HELD ON JANUARY 13, 2016

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Marketocracy Funds (the “Trust”) to be used at the special meeting of shareholders of the Trust and at any adjournments thereof (the “Meeting”), to be held on Friday, January 13, 2016 at 10:00 a.m. Pacific time at U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California 91741.

The Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof:

Proposal Description
To elect two Trustees to the Board of Trustees of the Trust.

The solicitation is being made primarily by the mailing of a notice to shareholders on or about December 9, 2015, informing shareholders that an electronic version of the Notice of Special Meeting of Shareholders, this proxy statement and the enclosed proxy card are available at the website www.okapivote.com/Marketocracy.  Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or personal interview by representatives of the Trust.  In addition, Okapi Partners may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Trust.  The Trust also may arrange to have votes recorded by telephone.

If the Trust records votes by telephone or through the internet, it will use procedures reasonably designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the Trust’s administrator, Marketocracy Capital Management, LLC, pursuant to the Trust’s Administration Agreement and not by the Trust.  It is anticipated that engaging Okapi Partners to act as a solicitor will cost $3,250.  The principal business address of the Trust and Marketocracy is P.O. Box 23791 San Jose, California 95153.

If you execute and return the enclosed proxy, or vote by internet or telephone, you may nevertheless revoke your vote at any time before it is used, by written notification to the Trust, executing a later-dated proxy, by delivering a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Trust’s Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the election of the Trustees.  All shares that are voted and all votes to WITHHOLD will be counted towards establishing a quorum, as will broker non-votes (returned proxies for shares held in the name of a broker for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter).

Proxy Statement	1

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is 33⅓% of the shares entitled to vote in person or by proxy at the shareholder meeting.  If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote to WITHHOLD authority to elect trustees.

Appendix A to this Proxy Statement shows the number of shares of the Trust, and each class of shares of the investment portfolio thereof (the “Fund”) that are issued and outstanding as of November 20, 2015.  Substantial (5% or more) record and/or beneficial ownership of each class of shares of the Fund on November 20, 2015, to the knowledge of the Trust, is detailed in Appendix A.  Other than as disclosed in Appendix A, to the knowledge of the Trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of any share class of the Fund on that date.

Shareholders of record of the Trust at the close of business on November 20, 2015 will be entitled to vote at the Meeting.  Each whole share you hold as of the close of business on the record date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

For a free copy of the Trust’s latest annual and/or semiannual reports, contact Marketocracy at 1-888-884-8482, visit the Fund’s website at www.funds.marketocracy.com or write to Marketocracy Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Proxy Statement	2

PROPOSAL:  TO ELECT TWO TRUSTEES

The Board of Trustees recommends that shareholders elect Patricia Einarson and Judi Lum to serve as Trustees of the Trust, each until her successor is duly elected and qualified.

As indicated under “Trustees and Officers” below, the Board has two “Independent Trustees.”  Currently, Judi Lum and Thomas M. Shannon are Independent Trustees, generally meaning that they are not affiliated with Marketocracy, its principals, or other service providers to the Trust in a manner that would render them “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (“Investment Company Act”).  Mr. Shannon has expressed an intention to retire as Trustee and agreed to remain a Trustee through the process of identifying candidates for a new Independent Trustee, selecting and nominating the candidate deemed most desirable for the role by the Independent Trustees, and conducting the process necessary for Dr. Einarson, the Board of Trustees’ nominee, to be elected by shareholders.

Ms. Lum was appointed by the Board as a trustee of the Trust in November 2013, to fill a vacancy on the Board at that time for an Independent Trustee.

Since shortly after the inception of the Trust in 1999 (on June 2, 2000, the Trust changed its name from Ingenuity Capital Trust to Marketocracy Funds), the Board of Trustees has consisted of at least two Independent Trustees and at least one Interested Trustee.  The Board believes that having one Interested Trustee and two Independent Trustees has been effective in providing oversight of the Fund and proposes to continue this structure.  As indicated under “Trustees and Officers” below, Dr. Einarson has considerable business experience.  The Trustees expect that the environment of strong governance of the Trust and protection of the interests of Trust shareholders will continue with the addition of Dr. Einarson as an Independent Trustee and the continuation of Ms. Lum as an Independent Trustee.

The current members of the Board do not currently have the power to appoint Dr. Einarson as a new Trustee without the approval of the shareholders of the Trust.  The Investment Company Act provides that any new Trustee may be appointed by the Board only if, after his or her appointment, at least two-thirds of the Trustees have been elected by the shareholders.  Because Ms. Lum was appointed as a Trustee by the Trustees, the appointment of Dr. Einarson and resignation of Mr. Shannon would result in only 33⅓% of the Board having been elected by the shareholders of the Trust.

Vote Required

In the election of a new trustee, the nominee for a position receiving the highest number of votes cast at the Meeting (without regard to Fund) will be elected, provided a quorum is present (a quorum is 33⅓% of the outstanding voting shares).  Dr. Einarson and Ms. Lum have each indicated that she is able and willing to serve as Trustee if elected.  If for any reason either one becomes unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise.  If shareholders do not elect Dr. Einarson, she would not be able to join the Board of Trustees unless the shareholders elect Ms. Lum and the Board of Trustees then appoints Dr. Einarson to fill the vacancy from the retirement of Mr. Shannon.  If shareholders do not elect Ms. Lum, she would continue on the Board of Trustees as an Independent Trustee, but would not be considered to have been elected by shareholders for purposes of the Investment Company Act, meaning that no other new Trustee could be added without first being elected by shareholders.

The Board recommends that the shareholders elect each of Patricia Einarson and Judi Lum as a trustee.

Proxy Statement	3

TRUSTEES AND OFFICERS

Information regarding the current Trustees, the nominees for election as Trustees, and the executive officers of the Trust is set forth below.  Each Trustee holds office until the Trust is terminated unless he or she resigns or is removed.  Any Trustee may resign at any time, and may be removed with or without cause by the vote of the holders of two-thirds of the outstanding shares of the Trust or two-thirds of the other Trustees.  Each officer serves until he or she resigns or is removed by the Board of Trustees.

The Current Board of Trustees

Currently, there are two Independent Trustees or “disinterested” Trustees within the meaning of the Investment Company Act, one who is also a nominee for election by shareholders as a Trustee.

Independent Trustees

Name and Address	Age	Position Term, and length of time served	Principal Occupation during the Past Five Years	Number of porfolios overseen by Trustee	Other Trusteeship/ Directorship held by Trustee during the Past Five Years
Judi R. Lum P.O. Box 23791 San Jose, CA 95153	54	Trustee since November 2013.	Managing Director, E2 Consulting, management consulting (1998-Present).	1	None
Thomas M. Shannon P.O. Box 23791 San Jose, CA 95153	63	Trustee since January 2008, Chairman since January 2011.	President, Enshallah Inc., a real estate development and brokerage firm (1996-Present).	1	None

Currently, there is one Interested Trustee within the meaning of the Investment Company Act.

Interested Trustee

Name and Address	Age	Position Term, and length of time served	Principal Occupation during the Past Five Years	Number of portfolios overseen by Trustee	Other Trusteeship/ Directorship held by Trustee during the Past Five Years
*Kendrick W. Kam P.O. Box 23791 San Jose, CA 95153	54	Trustee, President and Treasurer since December 1999.	President, Marketocracy, Inc. (1999-Present), President and Vice President, Marketocracy Capital Management LLC (2000-Present).	1	None
*Kendrick W. Kam, as an affiliated person of Marketocracy Capital Management LLC, the Trust’s investment adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Proxy Statement	4

Nominee for Independent Trustee

Name and Address	Age	Position Term, and length of time served	Principal Occupation during the Past Five Years	Number of portfolios to be overseen by Trustee	Other Trusteeship/ Directorship held by Trustee during the Past Five Years
Patricia Einarson P.O. Box 23791 San Jose, CA 95153	57	None	Physician (2001-Present), Medical Advisor, AnalyticsMD, healthcare start-up (2012-Present), Medical Advisor, CyberDoctor, healthcare start-up (2013-Present), Board Member, El Camino Hospital and Healthcare District (2010-2014).	1	None

Officers.  The table below sets forth certain information about each of the Trust’s executive officers.

Name and Address	Age	Position Term, and length of time served	Principal Occupation during the Past Five Years	Number of portfolios overseen by Trustee	Other Trusteeship/ Directorship held by Trustee during the Past Five Years
*Kendrick W. Kam P.O. Box 23791 San Jose, CA 95153	54	Trustee, President, Treasurer and Chief Compliance Officer since December 1999.	President, Marketocracy, Inc. (1999-Present), President and Vice President, Marketocracy Capital Management LLC (2000-Present).	1	None
Wen Chen 2020 E. Financial Way Suite 100 Glendora, CA 91741	31	Secretary since August 2014.	Compliance Officer, U.S. Bancorp Fund Services, LLC (2010-Present).	N/A	N/A

*Kendrick W. Kam, as an affiliated person of Marketocracy Capital Management LLC, the Trust’s investment adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board of Trustees provides oversight of the management and operations of the Trust.  Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s investment adviser, the portfolio manager, the distributor, administrator, sub-administrator, custodian, and transfer agent, each of whom is discussed in greater detail in the Fund’s Statement of Additional Information.  The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations.  For example, the Treasurer provides reports as to financial reporting matters and portfolio manager reports on the performance of the Trust’s Fund.  The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations.  From time to time one or more members of the Board of Trustees may also meet with Trust officers in less formal settings, between formal Board Meetings to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust.

Proxy Statement	5

Board Structure, Leadership

The Board of Trustees has structured itself in a manner that it believes allows it to effectively perform its oversight function.  The Board of Trustees is comprised of two Trustees – Ms. Judi Lum, and Mr. Thomas M. Shannon – who are not “interested persons” of the Trust, the Adviser or the Distributor (as defined below) as that term is defined under the 1940 Act (the “Independent Trustees”) – and one Trustee – Mr. Kendrick W. Kam – who is an interested person of the Fund as the President of the Fund’s investment adviser, Marketocracy Capital Management, LLC (“MCM” or the “Adviser”).  Accordingly, 2/3 of the members of the Board of Trustees are Independent Trustees, i.e., Trustees that are not affiliated with the Adviser or its affiliates or any other investment adviser or other service provider to the Trust or the Fund.  The Board of Trustees has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, which are discussed in greater detail under “Board Committees” below.  Each of the Audit Committee, the Nominating Committee and the Valuation Committee are comprised entirely of Independent Trustees.

The Trust’s Chairman, Mr. Shannon, is an Independent Trustee.  Mr. Kam, an interested Trustee, serves as the Trust’s President and Treasurer and is the President of the Adviser.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees of the Nominating Committee select and nominate all candidates for Independent Trustee positions.  Each Trustee was selected to serve on the Board of Trustees because of his or her experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board of Trustees reviews its structure at least annually in light of the characteristics and circumstances of the Trust.  The Board of Trustees has determined that having an Independent Trustee as the Chairman and having all Independent Trustees as the sole members of the Audit Committee, the Nominating Committee and the Valuation Committee allows all such Independent Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes discussed below.  Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board of Trustees’ leadership structure is appropriate.

Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers.  Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways.  For example, the Chief Compliance Officer regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees to discuss compliance and operational risks.  In addition, Audit Committee meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The full Board of Trustees receives reports from the Adviser and its portfolio manager as to investment risks as well as other risks that may be discussed during Audit Committee or full Board of Trustee meetings.

Proxy Statement	6

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board of Trustees believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure.  The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above.  In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table that follows, below is certain additional information concerning each individual Trustee.  The information provided below, and in the table above, is not all-inclusive.  Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.  In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Kendrick W. Kam.  Mr. Kam has served as an interested Trustee of the Trust since July 1999 as well as its President and Treasurer.  Mr. Kam is the President and founder of the Adviser, which he formed in June 2000.  From 1994 until 1999, Mr. Kam served as a portfolio manager for several of the Firsthand Funds, which were technology- and medical-related mutual funds, and was President and co- founder of Firsthand Capital Management, Inc. (formerly Interactive Research Advisers, Inc.), the investment adviser to Firsthand Funds.  Prior to Joining Firsthand, Mr. Kam co-founded and was Vice- President of Finance and Marketing of Novoste Puerto Rico, Inc., a medical device company.  Mr. Kam also has a Master’s of Business Administration degree from the Stanford Graduate School of Business. Through his experience as a trustee and portfolio manager of mutual funds, his employment experience and his education, Mr. Kam is experienced with financial, accounting, regulatory and investment matters.

Judi Lum. Ms. Lum has served as an Independent Trustee of the Trust since November 2013.  Ms. Lum has worked as a Management Consultant with E2 Consulting since 1998.  From 2010 until 2011, Ms. Lum served as Associate Director of Administration at Stanford University, and from 2012 to 2013, served as an Encore Fellow at Avenidas for new business initiatives.  Previously, Ms. Lum served as a CFO at the following companies: StemCells, Inc. in Palo Alto, CA, Inhale Therapeutic Systems in San Carlos, CA, and Soane Technologies in Hayward, CA.  Ms. Lum has a Master’s of Business Administration degree from the Stanford Graduate School of Business.

Thomas M. Shannon.  Mr. Shannon has served as an Independent Trustee of the Trust since January 2008 and Chairman since January 2011.  Mr. Shannon is the founder and is the President of Enshallah, Inc., a real estate development and brokerage firm.  Mr. Shannon also has been a Certified Public Accountant.   Mr. Shannon has a Master’s of Business Administration degree from the Stanford Graduate School of Business.  Through his experience gained from serving as a trustee of the Marketocracy Fund, his employment and his education, Mr. Shannon is experienced with financial, accounting, regulatory and investment matters.

Patricia A. Einarson, MD.Dr. Einarson is a physician and experienced Hospital Board member.  Prior to her medical career, Dr. Einarson was a management consultant with Bain and Company for a short time, before joining Tandem Computers (since acquired by Hewlett Packard) as their Corporate Partnerships and Acquisitions Manager.  Dr. Einarson earned both her MD and MBA at Stanford University.

Proxy Statement	7

Board Meetings and Committees

The Board met four times during the Trust’s most recent fiscal year ended June 30, 2015.  The Trustees currently expect to continue to meet at least four times a year at regularly scheduled meetings.  The Board has three standing committees: the Audit Committee, the Nominating Committee and the Valuation Committee. The Trust does not hold annual meetings, and consequently, the Board has no policy concerning attendance at annual meetings by Trustees.

Audit Committee

The Fund has an Audit Committee comprised of the Independent Trustees, who currently are as follows: Mr. Thomas Shannon and Ms. Judi Lum.   The Audit Committee reviews financial statements and other audit-related matters for the Fund.  The Audit Committee also holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor’s independence.  The Audit Committee meets once a year, and if necessary, more frequently.  The Audit Committee met once during the Fund’s last fiscal year at the Board meeting on August 22, 2014.

Nominating Committee

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of Trustees as is considered necessary from time to time and meets only as necessary.  The Nominating Committee is comprised of the Independent Trustees, who currently are as follows: Mr. Thomas Shannon and Ms. Judi Lum.

The Nominating Committee does not have a charter.  If the Nominating Committee identifies a need to replace a current member of the Board, to fill a vacancy on the Board, or to expand the size of the Board, the Nominating Committee considers candidates from a variety of sources. The process followed by the Nominating Committee to identify and evaluate candidates include (a) meetings to evaluate biographical information and background material relating to candidates, (b) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by us in reports filed with the SEC and to comply with the Investment Company Act, (c) interviews of selected candidates by members of the Board and (d) such other personal and financial reviews and analyses as the Nominating Committee may deem appropriate in connection with the consideration of candidates. While the Nominating Committee does not have a formal policy on diversity, when considering the selection of Trustee nominees, the Nominating Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background and professional expertise, among other factors.

Recommendations by the Nominating Committee of candidates are based upon criteria such as business experience and skills, independence, distinction in their activities, integrity, the ability to commit sufficient time and attention to the Board’s activities and the absence of potential conflicts with the Trust’s and the Fund’s interests. The Nominating Committee also considers any other relevant factors that it may from time to time deem appropriate, including the current composition of the Board, the balance of interested and independent directors, and the evaluation of all prospective nominees.  There are no policies in place regarding nominees recommended by shareholders, for the Nominating Committee considers candidates for Board membership, including those suggested by shareholders, applying the same criteria to all candidates.

The Nominating Committee met once during the Fund’s last fiscal year at the Board meeting on August 22, 2014.  The Nominating Committee also met on September 11, 2015 to consider and select Patricia Einarson for nomination.

Proxy Statement	8

Valuation Committee

The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board.  The Valuation Committee meets as necessary when a security’s price is not readily available. The Valuation Committee did not meet during the Fund’s last fiscal year.

Ownership of Securities

The following table shows the dollar range of shares beneficially owned by each Trustee in the Fund as of December 31, 2014:

Key
A.   $1-$10,000
B.   $10,001-$50,000
C.   $50,001-$100,000
D.   over $100,000

Current Trustees

Dollar Range of Equity Securities Beneficially Owned in the Fund(1)

Name of Trustee	The Masters 100SM Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (1)
Kendrick W. Kam Interested Trustee	D	D
Judi Lum Independent Trustee	None	None
Thomas Shannon Independent Trustee	A	A

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Nominee for Independent Trustee

Dollar Range of Equity Securities Beneficially Owned in the Fund(1)

Name of Nominee Independent Trustee	The Masters 100SM Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (1)
Patricia Einarson	None	None

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Trustee Compensation

For their service as Trustees, the independent Trustees receive a fee of $1,250 per quarter from the Adviser, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The Trustees’ fees are not paid by the Trust or the Fund but rather are paid by MCM as the Fund’s administrator.  The interested Trustees of the Trust receive no compensation for their service as Trustees. The table below details the amount of compensation the Trustees were entitled to receive from MCM for the fiscal year ended June 30, 2015.  None of the executive officers receives compensation from the Trust. The aggregate compensation is provided for the Trust, which currently is comprised of one Fund.

Proxy Statement	9

	Aggregate Compensation Paid to Trustees	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees**
Name and Position
Kendrick W. Kam*	None	None	None	None
Judi Lum	$4,000	None	None	$4,000
Thomas M. Shannon	$4,000	None	None	$4,000
  *This Trustee is deemed to be an interested person as defined in the 1940 Act.
**The Trustees are paid for their services by the Fund Administrator.

Nominee for Independent Trustee

	Aggregate Compensation Paid to Trustees	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees***
Name and Position
Patricia Einarson	None	None	None	None
***The Trustees are paid for their services by Marketocracy Capital Management LLC as the Fund Administrator.

Communication with Trustees

Shareholders may send communications directly to the Trustees in writing at the addresses specified in “The Current Board of Trustees” above.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting.  However, if any other matters properly come before the Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

Proxy Statement	10

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trust has engaged Tait, Weller & Baker, LLP as its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$ 18,000	$ 20,400
Audit-Related Fees	None	None
Tax Fees	$ 2,800	$ 3,700
All Other Fees	None	None

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Trust, including services provided to any entity affiliated with the Trust.  All of Tait, Weller & Baker LLP’s services in auditing the Trust’s financial statements were performed by full-time permanent employees of Tait, Weller & Baker LLP.

No non-audit fees were billed or are expected to be billed by Tait, Weller & Baker LLP, for the Trust’s last two fiscal years, for services to Marketocracy or any entity affiliated with the Trust that provides ongoing services to the Trust.

Representatives of Tait, Weller & Baker LLP will not be present at the Meeting.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California 91741, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

PRINCIPAL UNDERWRITER AND SUB-ADMINISTRATOR

The Trust’s principal underwriter is Rafferty Capital Markets, LLC, 1010 Franklin Avenue, 3rd Floor, Garden City, NY 11530, and the sub-administrator is U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, CA 91741.

Proxy Statement	11

APPENDIX A

Voting Securities and Principal Shareholders

Shareholders of the Fund at the close of business on November 20, 2015, will be entitled to be present and vote at the Meeting.  As of that date, the Trust as a whole had 523,195.146 shares outstanding, and the following numbers of shares of each class of the Fund were outstanding:

Shares Outstanding and Entitled to Vote

Fund	Total Shares Outstanding
The Masters 100SM Fund	523,195.146

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  As of November 20, 2015, the following shareholders were considered either a control person or principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. * 211 Main Street San Francisco, CA 94105-1905	18.54%	B
National Financial Services, LLC 499 Washington Blvd. FL 5 Jersey City, NJ 07310-2010	14.46%	B
Roberta L. Carroll c/o Marketocracy Funds P.O. Box 23791 San Jose, CA 95153	13.49%	R
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	7.66%	B
Terry L. Walker c/o Marketocracy Funds P.O. Box 23791 San Jose, CA 95153	7.19%	R
Kendrick Kam c/o Marketocracy Funds P.O. Box 23791 San Jose, CA 95153	6.82%	R

   *Charles Schwab & Co. is organized under the laws of the State of Delaware and its parent company is The Charles Schwab Corporation.

Management Ownership

As of November 20, 2015, the Trustees and officers of the Trust, as a group, owned shares of the Fund as shown below:

Name of the Fund	Percentage of Fund owned by Management
The Masters 100SM Fund	6.82%

Appendix A - 1

Legal Proceedings

There are no material proceedings to which any Trustee, Officer or affiliate of the Fund, any owner of record or beneficially of more than five percent of any class of voting securities of the Fund, or any associate of any such Trustee, Officer, affiliate of the registrant, or security holder is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries.

 Appendix A - 2

PROXY	MARKETOCRACY FUNDS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 13, 2016 2020 EAST FINANCIAL WAY, SUITE 100, GLENDORA, CALIFORNIA 91741	PROXY

THE MASTERS 100SM FUND
The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Kendrick W. Kam and Wen Chen, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Marketocracy Funds (the “Trust”) will be held at U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California 91741 on Wednesday, January 13, 2016, at 10:00 a.m. Pacific Time, and at any and all adjournments or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT

SHARES:
Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE TELEPHONE, INTERNET OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE ON THIS PROXY TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.
By Phone: Call Okapi Partners toll-free at: (877) 259-6290 to vote with a live proxy services representative.  Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 5:00 PM (EST).

OR

2.	By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/Marketocracy2016 and follow the simple on-screen instructions.

OR

3.	By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.
If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on January 13, 2016.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE TWO TRUSTEE NOMINEES.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold.

1.	To elect two Trustees to the Board of Trustees of the Fund.

☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ FOR ALL EXCEPT ☐ Patricia A. Einarson, MD ☐ Judi Lum

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.
CONTINUED ON REVERSE SIDE

Your vote is important no matter how many shares you own.

Please sign and date this proxy card on the reverse side and return it promptly in the enclosed envelope or vote by telephone in accordance with the instructions provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on January 13, 2016

The proxy statement for this meeting is available at: WWW.OKAPIVOTE.COM/MARKETOCRACY